                                                                   EXHIBIT 10.12


                              SECURITY AGREEMENT
                          (NATIONWIDE ELECTRIC, INC.)

          This Agreement is made as of the 22nd day of December, 1998, among Nationwide Electric, Inc., a Delaware corporation (the "Debtor"), and Norwest Bank Minnesota, National Association, a national banking association, as agent (in such capacity, the "Secured Party") for the Banks, as defined in the Credit Agreement described below.

          Pursuant to a Credit Agreement (together with all amendments, modifications and restatements of such Agreement, the "Credit Agreement") of even date herewith the Banks have agreed to make advances and grant certain other financial accommodations to the Debtor.

          As a condition to making any loan or advance under the Credit Agreement, the Banks have required the execution and delivery of this Agreement by the Debtor.

          ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

          1.  Definitions. All terms defined in the Credit Agreement that are
              -----------
not otherwise defined herein shall have the meanings given them in the Credit Agreement. In addition, the following terms have the meanings set forth below:

          "Accounts" means each and every account and other right of the Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by the Debtor, out of a rendering of services by the Debtor, out of a loan by the Debtor, out of the overpayment of taxes or other liabilities of the Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor, all including but not limited to all present and future debt instruments, chattel papers, accounts, loans and obligations receivable and tax refunds.

          "Collateral" means the Accounts, Inventory, Equipment, General Intangibles , Investment Property and Stock, together with all substitutions and replacements for, products and proceeds of, any of the foregoing property, all accessions, all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any of the foregoing, and all warehouse receipts, bills of lading and other documents of title now or hereafter covering any of the foregoing.

          "Equipment" means all equipment of the Debtor, whether now owned or hereafter acquired and wherever located, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, parts and tools.

          "Event of Default" has the meaning specified in Section 5.

          "General Intangibles" means all general intangibles of the Debtor, whether now owned or hereafter acquired, including but not limited to applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use the Debtor's name.

          "Inventory" means all inventory of the Debtor, whether now owned or hereafter acquired and wherever located.

          "Investment Property" means all investment property of the Debtor, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

          "Security Interest" has the meaning specified in Section 2.

          "Specified Shares" means the shares of stock identified in Exhibit B hereto, said shares being presently evidenced by the certificates listed therein.

          "Stock" means any share of the capital stock of any corporation now or hereafter owned by the Debtor, including but not limited to the Specified Shares.

          2.   Security Interest. The Debtor hereby grants the Secured Party a
               -----------------
security interest (the "Security Interest") in the Collateral to secure payment of the Obligations.

          3.   Representations, Warranties and Agreements. The Debtor hereby
               ------------------------------------------
represents, warrants and agrees as follows:

          (a) TITLE. The Debtor (i) has absolute title to each item of Collateral in existence on the date hereof, including but not limited to the Specified Shares, described in Exhibit D hereto, free and clear of all security interests, liens and encumbrances, except the Security Interest, other Permitted Liens, and, in the case of the Specified Shares, any restrictive legend appearing on the face of the certificates evidencing such shares, (ii) will have, at the time the Debtor acquires any rights in Collateral hereafter arising, absolute title to each such item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest, other Permitted Liens, and, in the case of Stock, any restrictive legend appearing on the face of the certificates evidencing such Stock, (iii) will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest and

     Permitted Liens, and (iv) will defend the Collateral against all claims or demands (other than claims and demands based on Permitted Liens) of all persons other than the Secured Party. The Debtor will not sell or otherwise dispose of the Collateral or any interest therein without the prior written consent of the Secured Party, except that, until the occurrence of an Event of Default and the revocation by the Secured Party of the Debtor's right to do so, the Debtor may sell any inventory constituting Collateral to buyers in the ordinary course of business.

          (b) CHIEF EXECUTIVE OFFICE; IDENTIFICATION NUMBER. The Debtor's chief executive office is located at the address set forth by its signature below. The Debtor's federal employer identification number is correctly set forth by its signature below.

          (c) LOCATION OF COLLATERAL. As of the date hereof, the tangible Collateral is located only in the state of Minnesota. The Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

          (d) CHANGES IN NAME OR LOCATION. The Debtor will not change its name or the location of its place of business, without prior written notice to the Secured Party.

          (e) FIXTURES. The Debtor will not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of the Secured Party that the Security Interest will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein. If any part or all of the tangible Collateral is now or will become so related to particular real estate as to be a fixture, the real estate concerned and the name of the record owner are accurately set forth in Exhibit A hereto.

          (f) STOCK. Exhibit C is a correct and complete list of the number of authorized and issued shares of each class of capital stock of each corporation whose shares are included in the Specified Shares. The Specified Shares are fully paid for and nonassessable. The Debtor will upon receipt deliver to the Secured Party in pledge as additional Collateral all securities distributed on account of the Stock or any other Collateral, including stock dividends and securities resulting from stock splits, reorganizations and recapitalizations, and all other shares of any class of stock of any corporation now owned or hereafter acquired by the Debtor for any reason whatsoever, together in each case with blank stock powers executed by the Debtor.

          (g) RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim (other than those arising in the ordinary course of business), of the account debtor or other obligor named therein or in the Debtor's records pertaining thereto as being obligated to pay such obligation. The Debtor will not agree to any material modification or amendment of, or agree to any forbearance, release or cancellation of, any such obligation without the Secured Party's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

          (h)   MISCELLANEOUS COVENANTS. The Debtor will:

          (i) Keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof.

          (ii) Promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest.

          (iii) At all reasonable times, permit the Secured Party or any Bank, or the representatives of the Secured Party or any Bank, to examine or inspect any Collateral, wherever located, and to examine, inspect and copy the Debtor's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to the Debtor.

          (iv) Keep accurate and complete records pertaining to the Collateral and pertaining to the Debtor's business and financial condition and submit to the Secured Party and the Banks such periodic reports concerning the Collateral and the Debtor's business and financial condition as the Secured Party or any Bank may from time to time reasonably request.

          (v) Promptly notify the Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to the Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral.

          (vi) If the Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to the Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by the Debtor.

          (vii) At all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as the Secured Party may reasonably request, with any loss payable to the Secured Party to the extent of its interest.

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

          (viii) From time to time execute such financing statements as the Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title, and, if Collateral consists of investment property, execute any control or transfer agreement which Secured Party may reasonably require to obtain control over such investment property.

          (ix) Pay when due or reimburse the Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by the Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings.

          (x) Execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which the Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party's rights under this Agreement.

          (xi) Not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

          (i) SECURED PARTY'S RIGHT TO TAKE ACTION. If the Debtor at any time fails to perform or observe any agreement contained in Section 3(h), and if such failure continues for a period of ten calendar days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in clauses (vii) and (viii) of Section 3(h), immediately upon the occurrence of such failure, without notice or lapse of time), the Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured Party's own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall thereupon pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by the Secured Party in connection with or as a result of the Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by the Secured Party at the highest rate then applicable to any of the Obligations. To facilitate the performance or observance by the Secured Party of such agreements of the Debtor, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section 3 and Section 6.

          4.   Assignment of Insurance. The Debtor hereby assigns to the Secured
               -----------------------
Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Debtor under or with respect to, any and all policies of insurance covering the Collateral, and the Debtor hereby directs the issuer of any such policy to pay any such moneys directly to the Secured Party. Both before and after the occurrence of an Event of Default, the Secured Party may (but need not), in its own name or in the name of the Debtor, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

          5.   Events of Default. Each of the following occurrences shall
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constitute an event of default under this Agreement (herein called "Event of
Default"): (a) an Event of Default shall occur under the Credit Agreement; (b) the Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand; or (c) the Debtor shall fail to observe or perform any covenant or agreement herein binding on it.

          6.   Remedies upon Event of Default. Upon the occurrence of an Event
               ------------------------------
of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies:

          (a) ACCELERATION. The Secured Party may declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand;

          (b) ACCOUNT VERIFICATION. The Secured Party may verify any accounts in the name of the Debtor or in its own name; and the Debtor, whenever requested, shall furnish the Secured Party with duplicate statements of the accounts, which statements may be mailed or delivered by the Secured Party for that purpose.

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

          (c) COLLATERAL ACCOUNT. The Secured Party may establish a collateral account for the deposit of checks, drafts and cash payments made by the Debtor's account debtors. If a collateral account is so established, the Debtor shall promptly deliver to the Secured Party, for deposit into said collateral account, all payments on accounts and chattel paper received by it. All such payments shall be delivered to the Secured Party in the form received (except for the Debtor's endorsement where necessary). Until so deposited, all payments on accounts and chattel paper received by the Debtor shall be held in trust by the Debtor for and as the property of the Secured Party and shall not be commingled with any funds or property of the Debtor. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. At its option, the Secured Party may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Obligations in such order of application as the Secured Party may determine, or permit the Debtor to withdraw all or any part of the balance on deposit in said collateral account.

          (d) LOCK BOX. The Secured Party may, by notice to the Debtor, require the Debtor to direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of the Secured Party. The Debtor hereby authorizes and directs the Secured Party to deposit all checks, drafts and cash payments received in said lock box into the collateral account established as set forth above.

          (e) DIRECT COLLECTION. The Secured Party may notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to the Secured Party for security and shall be paid directly to the Secured Party. If the Secured Party so requests at any time, the Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to the Secured Party. At any time after the Secured Party or the Debtor gives such notice to an account debtor or other obligor, the Secured Party may (but need not), in its own name or in the name of the Debtor, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

          (f) ADDITIONAL RIGHTS REGARDING PLEDGED STOCK INTERESTS. The Secured Party may (i) exercise all voting and other rights as a holder of the Stock; (ii) notify the issuer of any Stock to make payments and other distributions thereon directly to the Secured Party, (iii) receive all proceeds of the Pledged Stock, and (iv) hold any increase or profits received from the Stock as additional security for the Obligations, except that any money received from the Collateral may, at the Secured Party's option, be applied in reduction of the Obligations in such order of application as the

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

     Secured Party may determine or be remitted to the Debtor. The Debtor hereby irrevocably authorizes and directs each corporation whose stock is included in the Stock pledged hereunder to remit any and all money, distributions and other property described in this paragraph directly to the Secured Party in the Secured Party's name alone. Such remittances shall continue to be made to the Secured Party until the Secured Party otherwise notifies the applicable corporation, in writing. To the extent that such remittances are made directly to the Secured Party, the remitting entity shall have no further liability to the Debtor for the same.

          (g) RIGHTS UNDER UCC. The Secured Party may exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and if notice to the Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8) at least 10 calendar days prior to the date of intended disposition or other action;

          (h) OTHER RIGHTS. The Secured Party may exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other person or property.

The rights granted under this Section shall include the right to offer and sell any Stock or similar Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933. The Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights and patents of the Debtor that the Secured Party deems necessary or appropriate to the disposition of any Collateral.

          7.   Other Personal Property. Unless at the time the Secured Party
               -----------------------
takes possession of any tangible Collateral, or within seven days thereafter, the Debtor gives written notice to the Secured Party of the existence of any goods, papers or other property of the Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, the Secured Party shall not be responsible or liable to the Debtor for any action taken or omitted by or on behalf of the Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

          8.  Notice. All notices and other communications hereunder shall be in
              ------
writing and shall be delivered, and deemed delivered, in accordance with the Credit Agreement.

          9.  Miscellaneous. This Agreement has been duly and validly authorized
              -------------
by all necessary corporate action. This Agreement does not contemplate a sale of accounts, or chattel paper. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal law of Minnesota. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

          THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

Address:                                NATIONWIDE ELECTRIC, INC.

2800 Metropolitan Centre
                                        By  /s/ Frederick C. Green IV
333 South Seventh Street                  --------------------------------
Minneapolis, MN  55402                    Frederick C. Green, IV
                                          Its President
Employer identification number:
43-1807205

Address:                                NORWEST BANK MINNESOTA, as agent

Norwest Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0091       By  /s/ Laura Schmaltz Oberst
                                          --------------------------------
Employer identification number:           Laura Schmaltz Oberst
41-1592157                                Its Vice President